SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Joint Proxy Statement

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☐	Soliciting Material Under Rule 14a-12

ALLIANZGI CONVERTIBLE & INCOME FUND

ALLIANZGI CONVERTIBLE & INCOME FUND II

ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

ALLIANZGI NFJ DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF JOINT ANNUAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON JUNE 30, 2016

ALLIANZGI CONVERTIBLE & INCOME FUND

ALLIANZGI CONVERTIBLE & INCOME FUND II

ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

ALLIANZGI NFJ DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

1633 Broadway

New York, New York 10019

To the Shareholders of AllianzGI Convertible & Income Fund (“NCV”), AllianzGI Convertible & Income Fund II (“NCZ”), AllianzGI Diversified Income & Convertible Fund (“ACV”), AllianzGI Equity & Convertible Income Fund (“NIE”), and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (“NFJ”) (each, a “Fund” and, collectively, the “Funds”):

Notice is hereby given that joint Annual Meetings of Shareholders (each, a “Meeting”) of the Funds will be held at the offices of Allianz Global Investors Fund Management LLC (“AGIFM” or the “Manager”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on Thursday, June 30, 2016, with the Meeting to be held at 10:00 A.M., Eastern Time, for NCV, NCZ and ACV, at 11:00 A.M., Eastern Time, for NIE, and at 1:30 P.M., Eastern Time, for NFJ, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect Trustees of each Fund, each to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Trustees of each Fund has fixed the close of business on April 21, 2016 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the applicable Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of each Fund.

By order of the Board of Trustees of each Fund

Angela Borreggine
Secretary

New York, New York

May 20, 2016

It is important that your shares be represented at the applicable Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the applicable Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save the Funds any additional costs of further proxy solicitations and in order for the applicable Meeting to be held as scheduled.

ALLIANZGI CONVERTIBLE & INCOME FUND (“NCV”)

ALLIANZGI CONVERTIBLE & INCOME FUND II (“NCZ”)

ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND (“ACV”)

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND (“NIE”)

ALLIANZGI NFJ DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (“NFJ”)

1633 Broadway

New York, New York 10019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE JOINT ANNUAL MEETINGS OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2016

This Proxy Statement, and the Annual Reports to Shareholders for the fiscal years ended January 31, 2016 for ACV, NIE and NFJ and February 29, 2016 for NCV and NCZ, are also available at http://us.allianzgi.com/closedendfunds.

PROXY STATEMENT

May 20, 2016

FOR THE JOINT ANNUAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON JUNE 30, 2016

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Boards of Trustees (the “Board”) of the shareholders of AllianzGI Convertible & Income Fund (“NCV”), AllianzGI Convertible & Income Fund II (“NCZ”), AllianzGI Diversified Income & Convertible Fund (“ACV”), AllianzGI Equity & Convertible Income Fund (“NIE”), and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (“NFJ”) (each a “Fund” and, collectively, the “Funds”) of proxies to be voted at the joint Annual Meetings of Shareholders of the Funds and any adjournment(s) or postponement(s) thereof. The term “Meeting” is used throughout this joint Proxy Statement to refer to each of the joint Annual Meeting of Shareholders of NCV, NCZ and ACV, the Annual Meeting of Shareholders of NIE, and the Annual Meeting of Shareholders of NFJ, as dictated by the context. Each Meeting will be held at the offices of Allianz Global Investors Fund Management LLC (“AGIFM” or the “Manager”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on Thursday, June 30, 2016, with the Meeting to be held at 10:00 A.M., Eastern Time, for NCV, NCZ and ACV, at 11:00 A.M., Eastern Time, for NIE, and at 1:30 P.M., Eastern Time, for NFJ.

The Notice of joint Annual Meetings of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy cards are first being sent to Shareholders on or about May 20, 2016.

Each Meeting is scheduled as a joint meeting of the holders of all shares of the applicable Fund(s), which consist of holders of common shares of each Fund (the “Common Shareholders”) and holders of preferred shares of NCV, NCZ and ACV (the “Preferred Shareholders” and, together with the Common Shareholders, the “Shareholders”). The Shareholders of each Fund are expected to consider and vote on similar matters. The Shareholders of each Fund will vote on the applicable proposal set forth herein (the “Proposal”) and on any other matters that may properly be presented for vote by the Shareholders of that Fund. The outcome of voting by the Shareholders of one Fund does not affect the outcome for any other Fund.

The Board of each Fund has fixed the close of business on April 21, 2016 as the record date (the “Record Date”) for the determination of Shareholders of each Fund entitled to notice of, and to vote at, the applicable Meeting. The Shareholders of each Fund on the Record Date will be entitled to one vote per share on each matter to which they are entitled to vote and that is to be voted on by Shareholders of the Fund, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of Trustees. The following table sets forth the number of shares of common stock (“Common Shares”) and shares of preferred stock (“Preferred Shares” and, together with the Common Shares, the “Shares”) issued and outstanding of each Fund at the close of business on the Record Date:

	Outstanding Common Shares	Outstanding Preferred Shares
NCV	88,018,356	14,280
NCZ	74,387,429	10,960
ACV	10,280,889	1,200,000
NIE	27,708,965	N/A
NFJ	94,801,581	N/A

The classes of Shares listed for each Fund in the table above are the only classes of Shares currently authorized by that Fund.

At the Meeting, the election of certain Trustees (the “Preferred Shares Trustees”) of NCV, NCZ and ACV will be voted on exclusively by the applicable Fund’s Preferred Shareholders. On each other proposal to be brought before the Meeting (including the election of the nominees other than the Preferred Shares Trustees by all Shareholders), the Preferred Shareholders, if any, will have equal voting rights (i.e., one vote per Share) with the applicable Fund’s Common Shareholders and will vote together with Common Shareholders as a single class. As summarized in the table below:

NCV:

The Common and Preferred Shareholders of NCV, voting together as a single class, have the right to vote on the re-election of Hans W. Kertess and William B.

Ogden, IV and the election of Barbara R. Claussen and A. Douglas Eu, as Trustees of NCV; and the Preferred Shareholders of NCV, voting as a separate class, have the right to vote on the re-election of Alan Rappaport and James A. Jacobson as Preferred Shares Trustees of the NCV.

NCZ:

The Common and Preferred Shareholders of NCZ, voting together as a single class, have the right to vote on the re-election of William B. Ogden, IV and the election of Barbara R. Claussen and A. Douglas Eu as Trustees of NCZ; and the Preferred Shareholders of NCZ, voting as a separate class, have the right to vote on the re-election of Alan Rappaport and James A. Jacobson as Preferred Shares Trustees of the NCZ.

ACV:

The Common and Preferred Shareholders of ACV, voting together as a single class, have the right to vote on the election of Barbara R. Claussen, A. Douglas Eu, Hans W. Kertess, William B. Ogden, IV and Davey S. Scoon as Trustees of ACV; and the Preferred Shareholders of ACV, voting as a separate class, have the right to vote on the election of Alan Rappaport and James A. Jacobson as Preferred Shares Trustees of the ACV.

NIE:

The Common Shareholders of NIE, voting as a single class, have the right to vote on the re-election of Deborah A. DeCotis and Bradford K. Gallagher, and the election of Barbara R. Claussen and A. Douglas Eu as Trustees of NIE.

NFJ:

The Common Shareholders of NFJ, voting as a single class, have the right to vote on the re-election of Deborah A. DeCotis, Bradford K. Gallagher and James A. Jacobson, and the election of Barbara R. Claussen and A. Douglas Eu as Trustees of NFJ.

Summary

Proposal	Common Shareholders	Preferred Shareholders
Election of Trustees

NCV
Independent Trustees/Nominees
Re-election of Alan Rappaport	N/A	✓
Re-election of James A. Jacobson	N/A	✓
Re-election of Hans W. Kertess	✓	✓
Re-election of William B. Ogden, IV	✓	✓
Interested Trustees/Nominees
Election of Barbara R. Claussen *	✓	✓
Election of A. Douglas Eu *	✓	✓

Proposal	Common Shareholders	Preferred Shareholders
NCZ
Independent Trustees/Nominees
Re-election of Alan Rappaport	N/A	✓
Re-election of James A. Jacobson	N/A	✓
Re-election of William B. Ogden, IV	✓	✓
Interested Trustee/Nominee
Election of Barbara R. Claussen *	✓	✓
Election of A. Douglas Eu *	✓	✓

ACV
Independent Trustees/Nominees
Election of Alan Rappaport	N/A	✓
Election of James A. Jacobson	N/A	✓
Election of Hans W. Kertess	✓	✓
Election of William B. Ogden, IV	✓	✓
Election of Davey S. Scoon	✓	✓
Interested Trustee
Election of Barbara R. Claussen	✓	✓
Election of A. Douglas Eu *	✓	✓

NIE
Independent Trustees/Nominees
Re-election of Deborah A. DeCotis	✓	N/A
Re-election of Bradford K. Gallagher	✓	N/A
Interested Trustee/Nominee
Election of Barbara R. Claussen *	✓	N/A
Election of A. Douglas Eu *	✓	N/A

NFJ
Independent Trustee/Nominee
Re-election of Deborah A. DeCotis	✓	N/A
Re-election of Bradford K. Gallagher	✓	N/A
Re-election of James A. Jacobson	✓	N/A
Interested Trustee/Nominee
Election of Barbara R. Claussen *	✓	N/A
Election of A. Douglas Eu *	✓	N/A

*	“Independent Trustees,” or “Independent Nominees” are those Trustees or nominees who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of each Fund. Each of Ms. Claussen and Mr. Eu is an “Interested Person” of each Fund, as defined in Section 2(a)(19) of the 1940 Act, due to her or his affiliation with the Manager and its affiliates.

You may vote by mail by returning a properly executed proxy card, by Internet by going to the website listed on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person by attending the Meeting. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you execute and mail the enclosed proxy and no choice is indicated for the election of Trustees listed in the attached Notice, your proxy will be voted in favor of the election of all nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the appropriate Fund at 1633 Broadway, New York, New York 10019, (ii) by properly executing and submitting a later-dated proxy vote, or (iii) by attending the Meeting and voting in person. Please call 1-800-254-5197 for information on how to obtain directions to be able to attend the Meeting and vote in person. If any proposal, other than the Proposals set forth herein, properly comes before the Meeting, the persons named as proxies will vote in their sole discretion.

The principal executive offices of the Funds are located at 1633 Broadway, New York, New York 10019. AGIFM serves as the investment manager of each Fund and retains its affiliates, NFJ Investment Group LLC (“NFJ Group”) to serve as a sub-adviser with respect to a portion of the assets of NFJ and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) to serve as a sub-adviser to NCV, NCZ, ACV, NIE and with respect to a portion of the assets of NFJ. NFJ Group and AllianzGI U.S. are collectively referred to as the “Sub-Advisers.” Additional information regarding the Manager and the Sub-Advisers may be found under “Additional Information — Investment Manager and Sub-Advisers” below.

The solicitation will be primarily by mail and the cost of soliciting proxies for a Fund will be borne individually by each Fund. Certain officers of the Funds and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of-pocket expenses incurred in connection with the solicitation will be borne by each Fund based on its relative net assets.

Unless a Fund receives contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more Shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to the Secretary of the Fund c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019, or by calling 1-800-254-5197 on any business day.

As of the Record Date, the Trustees, nominees and officers of each Fund, as a group and individually, beneficially owned less than one percent (1%) of each Fund’s outstanding Shares and, to the knowledge of the Funds, the following entities beneficially owned more than five percent (5%) of a class of NCV, NCZ, ACV, NIE or NFJ:

Beneficial Owner	Fund	Percentage of Ownership Class
UBS Group AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	NCV	56.41% of Preferred Shares

UBS Group AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	NCZ	51.42% of Preferred Shares

First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	NIE	16.73% of Common Shares

Morgan Stanley Morgan Stanley Smith Barney LLC 1585 Broadway New York, New York 10036	NFJ	7.8% of Common Shares

PROPOSAL: ELECTION OF TRUSTEES

In accordance with each of the Fund’s Amended and Restated Agreement and Declarations of Trust (each, a “Declaration”), the Trustees have been divided into the following three classes (each, a “Class”): Class I, Class II and Class III. Each Fund’s Governance and Nominating Committee has recommended the nominees listed herein for either election or re-election as Trustees by the Shareholders of the Funds.

NCV. With respect to NCV, the term of office of the Class I Trustees will expire at the Meeting; the term of office of the Class II Trustees will expire at the annual meeting of Shareholders for the 2017-2018 fiscal year (i.e., the annual meeting held during the fiscal year running from March 1, 2017 through February 28, 2018); and the term of office of the Class III Trustees will expire at the annual meeting of Shareholders for the 2018-2019 fiscal year (i.e., the annual meeting held during the fiscal year running from March 1, 2018 through February 28, 2019). Currently, Barbara Claussen, Hans W. Kertess, William B. Ogden, IV, and Alan Rappaport are Class I Trustees. On October 8, 2015, the Board of NCV appointed Barbara Claussen to serve as a Class I Trustee. On April 25, 2016, the Board of NCV appointed A. Douglas Eu to serve as a Class III Trustee. Pursuant to the Fund’s Declaration, as Trustees appointed to fill a vacancy on the Fund’s Board, Ms. Claussen and Mr. Eu must stand for election at the Meeting, which is the next annual meeting of Shareholders of the Fund following such appointment. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating Messrs. Kertess and Ogden for re-election by the Common and Preferred Shareholders, voting as a single class, as Class I Trustees; Ms. Claussen for election by the Common and Preferred Shareholders, voting as a single class, as a Class I Trustee; Mr. Eu for election by the Common and Preferred Shareholders, voting as a single class, as a Class III Trustee; Mr. Rappaport for re-election by the Preferred Shareholders, voting as a separate class, as a Class I Trustee; and Mr. Jacobson for re-election by the Preferred Shareholders, voting as a separate class, as a Class II Trustee at the Meeting. The re-election of Messrs. Rappaport and Jacobson had been proposed at the annual meeting of shareholders for the 2013-2014, 2014-2015 and 2015-2016 fiscal years, but a quorum of Preferred Shareholders was not present, and the meetings did not proceed with respect to these proposed re-elections. However, Messrs. Rappaport and Jacobson continued to serve as Trustees pursuant to the terms of the Fund’s Declaration. If a quorum of Preferred Shareholders is not present at the Meeting, Messrs. Rappaport and Jacobson will continue to serve as Trustees pursuant to the terms of the Fund’s Declaration. Consistent with the Fund’s Declaration, if elected or re-elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected or re-elected at the Meeting, Messrs. Kertess, Ogden and Rappaport and Ms. Claussen will serve terms consistent with the Class I Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2019-2020 fiscal year (i.e., the annual meeting held during the fiscal year running from March 1, 2019 through February 29, 2020); Mr. Jacobson will serve a term consistent with the Class II Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2017-2018 fiscal year (i.e., the annual meeting held during the fiscal year running from March 1, 2017 through February 28, 2018); and Mr. Eu will serve a term consistent with the Class III Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2018-2019 fiscal year (i.e., the annual meeting held during the fiscal year running from March 1, 2018 through February 28, 2019).

NCZ. With respect to NCZ, the term of office of the Class I Trustees will expire at the Meeting; the term of office of the Class II Trustees will expire at the annual meeting of Shareholders for the 2017-2018 fiscal year (i.e., the annual meeting held during the fiscal year running from March 1, 2017 through February 28, 2018) the term of office of the Class III Trustees will expire at the annual meeting of Shareholders for the 2018-2019 fiscal year (i.e., the annual meeting held during the fiscal year running from March 1, 2018 through February 28, 2019). Currently, Barbara R. Claussen, William B. Ogden, IV and Alan Rappaport are Class I Trustees. On October 8, 2015, the Board of NCZ appointed Barbara Claussen to serve as a Class I Trustee. On April 25, 2016, the Board of NCZ appointed A. Douglas Eu to serve as a Class III Trustee. Pursuant to the Fund’s Declaration, as Trustees appointed to fill a vacancy on the Fund’s Board, Ms. Claussen and Mr. Eu must stand for election at the Meeting, which is the next annual meeting of Shareholders of the Fund following such appointment. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating Mr. Ogden for re-election by the Common and Preferred Shareholders, voting as a single class, as a Class I Trustee; Ms. Claussen for election by the Common and Preferred Shareholders, voting as a single class, as a Class I Trustee; Mr. Eu for election by the Common and Preferred Shareholders, voting as a single class, as a Class III Trustee; Mr. Rappaport for re-election by the Preferred Shareholders, voting as a separate class, as a Class I Trustee; and Mr. Jacobson for re-election by the Preferred Shareholders, voting as a separate class, as a Class II Trustee at the Meeting. The re-election of Messrs. Rappaport and Jacobson had been proposed at the annual meeting of shareholders for the 2013-2014, 2014-2015 and 2015-2016 fiscal years, but a quorum of Preferred Shareholders was not present, and the meetings did not proceed with respect to these proposed re-elections. However, Messrs. Rappaport and Jacobson continued to serve as Trustees pursuant to the terms of the Fund’s Declaration. If a quorum of Preferred Shareholders is not present at the Meeting, Messrs. Rappaport and Jacobson will continue to serve as Trustees pursuant to the terms of the Fund’s Declaration. Consistent with the Fund’s Declaration, if elected or re-elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected or re-elected at the Meeting, Messrs. Ogden and Rappaport and Ms. Claussen will serve terms consistent with the Class I Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2019-2020 fiscal year (i.e., the annual meeting held during the fiscal year running from March 1, 2019 through February 29, 2020); Mr. Jacobson will serve a term consistent with the Class II Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2017-2018 fiscal year (i.e., the annual meeting held during the fiscal year running from March 1, 2017 through February 28, 2018); and Mr. Eu will serve a term consistent with the Class III Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2018-2019 fiscal year (i.e., the annual meeting held during the fiscal year running from March 1, 2018 through February 28, 2019).

ACV. With respect to ACV, the term of office of the Class I Trustees will expire at the Meeting; the term of office of the Class II Trustees will expire at the annual meeting of Shareholders for the 2017-2018 fiscal year (i.e., the annual meeting held during the fiscal year running from February 1, 2017 through January 31, 2018); and the term of office of the Class III Trustees will expire at the annual meeting of Shareholders for the 2018-2019 fiscal year (i.e., the annual meeting held during the fiscal year running from February 1, 2018 through January 31, 2019). Currently, Hans W. Kertess, William B. Ogden, IV, Alan Rappaport and Davey S. Scoon are Class I Trustees. On August 5, 2015, the Board of ACV appointed Messrs. Jacobson and Rappaport to serve as Class II and Class I Trustees, respectively, to be elected by the Preferred Shareholders, voting as a separate class. On October 8, 2015, the Board of ACV appointed Barbara Claussen to serve as a Class III Trustee to be elected by the Common and Preferred Shareholders, voting as a single class. On April 25, 2016, the Board of ACV appointed A. Douglas Eu to serve as a Class II Trustee to be elected by the Common and Preferred Shareholders, voting as a single class. Pursuant to the Fund’s Declaration, as Trustees appointed to fill a vacancy on the Fund’s Board, Messrs. Eu, Jacobson and Rappaport and Ms. Claussen must stand for election at the Meeting, which is the next annual meeting of Shareholders of the Fund following such appointment. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating Messrs. Kertess, Ogden and Scoon for election by the Common and Preferred Shareholders, voting as a single class, as Class I Trustees; Mr. Eu for election by the Common and Preferred Shareholders, voting as a single class, as a Class II Trustee; Ms. Claussen for election by the Common and Preferred Shareholders, voting as a single class, as a Class III Trustee; Mr. Rappaport for election by the Preferred Shareholders, voting as a separate class, as a Class I Trustee; and Mr. Jacobson for election by the Preferred Shareholders, voting as a separate class, as a Class II Trustee at the Meeting. Consistent with the Fund’s Declaration, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected at the Meeting, Messrs. Kertess, Ogden, Rappaport and Scoon will serve terms consistent with the Class I Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2019-2020 fiscal year (i.e., the annual meeting held during the fiscal year running from February 1, 2019 through January 31, 2020); Messrs. Eu and Jacobson will serve a term consistent with the Class II Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2017-2018 fiscal year (i.e., the annual meeting held during the fiscal year running from February 1, 2017 through January 31, 2018); Ms. Claussen will serve a term consistent with the Class III Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2018-2019 fiscal year (i.e., the annual meeting held during the fiscal year running from February 1, 2018 through January 31, 2019).

NIE. With respect to NIE, the term of office of the Class III Trustees will expire at the Meeting; the term of office of the Class I Trustees will expire at the annual meeting of Shareholders for the 2017-2018 fiscal year (i.e., the annual meeting held during the fiscal year running from February 1, 2017 through January 31, 2018); and the term of office of the Class II Trustees will expire at the annual meeting of Shareholders for the 2018-2019 fiscal year (i.e., the annual meeting held during the fiscal year running from February 1, 2018 through January 31, 2019) . Currently, Mses. Claussen and DeCotis and Mr. Gallagher are Class III Trustees. On October 8, 2015, the Board of NIE appointed Barbara Claussen to serve as a Class III Trustee. On April 25, 2016, the Board of NIE appointed A. Douglas Eu to serve as a Class II Trustee. Pursuant to the Fund’s Declaration, as Trustees appointed to fill a vacancy on the Fund’s Board, Ms. Claussen and Mr. Eu must stand for election at the Meeting, which is the next annual meeting of Shareholders of the Fund following such appointment. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating Ms. DeCotis and Mr. Gallagher for re-election as Class III Trustees; Ms. Claussen for election as a Class III Trustee; and Mr. Eu for election as a Class II Trustee at the Meeting. Consistent with the Fund’s Declaration, if elected or re-elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected or re-elected at the Meeting, Mr. Eu will serve a term consistent with the Class II Trustees, which will expire at the Fund’s annual meeting of Shareholders for the

2018-2019 fiscal year (i.e., the annual meeting held during the fiscal year running from February 1, 2018 through January 31, 2019); and Mses. Claussen and DeCotis and Mr. Gallagher will serve terms consistent with the Class III Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2019-2020 fiscal year (i.e., the annual meeting held during the fiscal year running from February 1, 2019 through January 31, 2020).

NFJ. With respect to NFJ, the term of office of the Class II Trustees will expire at the Meeting; the term of office of the Class III Trustees will expire at the annual meeting of Shareholders for the 2017-2018 fiscal year (i.e., the annual meeting held during the fiscal year running from February 1, 2017 through January 31, 2018); and the term of office of the Class I Trustees will expire at the annual meeting of Shareholders for the 2018-2019 fiscal year (i.e., the annual meeting held during the fiscal year running from February 1, 2018 through January 31, 2019). Currently, Mses. Claussen and DeCotis and Messrs. Gallagher and Jacobson are Class II Trustees. On October 8, 2015, the Board of NFJ appointed Barbara Claussen to serve as a Class II Trustee. On April 25, 2016, the Board of NFJ appointed A. Douglas Eu to serve as a Class I Trustee. Pursuant to the Fund’s Declaration, as Trustees appointed to fill a vacancy on the Fund’s Board, Ms. Claussen and Mr. Eu must stand for election at the Meeting, which is the next annual meeting of Shareholders of the Fund following such appointment. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating Ms. DeCotis and Messrs. Gallagher and Jacobson for re-election as Class II Trustees; Ms. Claussen for election as a Class II Trustee; and Mr. Eu for election as a Class I Trustee at the Meeting. Consistent with the Fund’s Declaration, if elected or re-elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected or re-elected at the Meeting, Mr. Eu will serve a term consistent with the Class I Trustees, which will expire at the annual meeting of Shareholders for the 2018-2019 fiscal year (i.e., the annual meeting held during the fiscal year running from February 1, 2018 through January 31, 2019); and Mses. Claussen and DeCotis and Messrs. Gallagher and Jacobson will serve terms consistent with the Class II Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2019-2020 fiscal year (i.e., the annual meeting held during the fiscal year running from February 1, 2019 through January 31, 2020).

Mses. Claussen and DeCotis, and Messrs. Eu, Gallagher, Jacobson, Kertess, Ogden, Rappaport and Scoon are members of the Board of each Fund and are, and will remain, if elected or re-elected, “Continuing Trustees,” as such term is defined in the Declaration of the applicable Fund, having either served as Trustee since the inception of the Fund or for thirty-six months, or having been nominated by at least a majority of the Continuing Trustees then members of the Board.

At any annual meeting of Shareholders, any Trustee elected to fill a vacancy that has arisen since the preceding annual meeting of Shareholders (whether or not such vacancy has been filled by election of a new Trustee by the Board) shall hold office for a term that coincides with the remaining term of the Class of Trustees to which such office was previously assigned, if such vacancy arose other than by an increase in the number of Trustees, and until his or her successor shall be elected and shall qualify. In the event such vacancy arose due to an increase in the number of Trustees, any Trustee so elected to fill such vacancy at an annual meeting shall hold office for a term which coincides with that of the Class of Trustee to which such office has been apportioned and until his or her successor shall be elected and shall qualify.

The following table summarizes the nominees who will stand for election at the Meeting, the respective Classes of Trustees to which they have been designated and the expiration of their respective terms if elected:

Trustee/Nominee	Class	Expiration of Term if Elected[1]
NCV
Barbara R. Claussen[2]	Class I	Annual Meeting for the 2019-2020 fiscal year
Hans W. Kertess	Class I	Annual Meeting for the 2019-2020 fiscal year
William B. Ogden, IV	Class I	Annual Meeting for the 2019-2020 fiscal year
Alan Rappaport[3]	Class I	Annual Meeting for the 2019-2020 fiscal year
James A. Jacobson[3]	Class II	Annual Meeting for the 2017-2018 fiscal year
A. Douglas Eu2	Class III	Annual Meeting for the 2018-2019 fiscal year

NCZ
Barbara R. Claussen[2]	Class I	Annual Meeting for the 2019-2020 fiscal year
William B. Ogden, IV	Class I	Annual Meeting for the 2019-2020 fiscal year
Alan Rappaport[3]	Class I	Annual Meeting for the 2019-2020 fiscal year
James A. Jacobson[3]	Class II	Annual Meeting for the 2017-2018 fiscal year
A. Douglas Eu2	Class III	Annual Meeting for the 2018-2019 fiscal year

ACV
Hans W. Kertess	Class I	Annual Meeting for the 2019-2020 fiscal year
William B. Ogden, IV	Class I	Annual Meeting for the 2019-2020 fiscal year
Alan Rappaport	Class I	Annual Meeting for the 2019-2020 fiscal year
Davey S. Scoon	Class I	Annual Meeting for the 2019-2020 fiscal year
A. Douglas Eu2	Class II	Annual Meeting for the 2017-2018 fiscal year
James A. Jacobson	Class II	Annual Meeting for the 2017-2018 fiscal year
Barbara R. Claussen[2]	Class III	Annual Meeting for the 2018-2019 fiscal year

NIE
A. Douglas Eu2	Class II	Annual Meeting for the 2018-2019 fiscal year
Barbara R. Claussen[2]	Class III	Annual Meeting for the 2019-2020 fiscal year
Deborah A. DeCotis	Class III	Annual Meeting for the 2019-2020 fiscal year
Bradford K. Gallagher	Class III	Annual Meeting for the 2019-2020 fiscal year

NFJ
A. Douglas Eu2	Class I	Annual Meeting for the 2018-2019 fiscal year
Barbara R. Claussen[2]	Class II	Annual Meeting for the 2019-2020 fiscal year
Deborah A. DeCotis	Class II	Annual Meeting for the 2019-2020 fiscal year

Trustee/Nominee	Class	Expiration of Term if Elected[1]
Bradford K. Gallagher	Class II	Annual Meeting for the 2019-2020 fiscal year
James A. Jacobson	Class II	Annual Meeting for the 2019-2020 fiscal year

[1]	A Trustee of a Fund elected at an annual meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.
[2]	Ms. Claussen and Mr. Eu are “interested nominees.”
[3]	The re-election of Messrs. Rappaport and Jacobson had been proposed at the annual meeting of shareholders for the 2013-2014, 2014-2015 and 2015-2016 fiscal years, but a quorum of Preferred Shareholders was not present, and the meetings did not proceed with respect to these proposed re-elections. However, each of Mr. Rappaport and Mr. Jacobson has continued to serve as a Trustee pursuant to the terms of the applicable Fund’s Declaration.

Under this classified Board structure, generally only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board under normal circumstances. This structure, which may be regarded as an “anti-takeover” provision, may make it more difficult for a Fund’s Shareholders to change the majority of Trustees of the Fund, and thus promotes the continuity of management.

Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for a Fund to vote each proxy for the persons listed above for that Fund. Each of the nominees has indicated he or she will serve if elected, but if he or she should be unable to serve for a Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or, alternatively, the Board may determine to leave a vacancy).

Trustees and Officers

The business of each Fund is managed under the direction of the Fund’s Board of Trustees. Subject to the provisions of each Fund’s Declaration, its By-Laws and applicable state law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.

Board Leadership Structure — Assuming the nominees are elected as proposed, the Board of Trustees will consist of eleven Trustees, nine of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund or of the Manager (the “Independent Trustees”), which would mean more than 81% of Board members are Independent Trustees. An Independent Trustee serves as Chair of the Board and is selected by a vote of the majority of the Independent Trustees. The Chair of the Board presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time. Mr. Scoon has been selected by the Independent Trustees to serve as Chair of the Board. If elected by Shareholders of ACV at the Meeting, Mr. Scoon will continue to serve as the Chair of the Board of ACV.

The Board of Trustees of each Fund meets regularly four times each year to discuss and consider matters concerning the Funds, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board of Trustees has established five standing Committees to facilitate the Trustees’ oversight of the management of each Fund: the Audit Oversight Committee, the Contracts Committee, the Governance and Nominating Committee, the Performance Committee and the Valuation Committee. The functions and role of each Committee are described below under “ — Board Committees and Meetings.” The membership of each Committee includes, at a minimum, all of the current Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chair, a supermajority of Independent Trustees and having Independent Trustees serve as Committee Chairs, is appropriate in light of the characteristics and circumstances of each Fund. In reaching this conclusion, the Board considered, among other things, the predominant role of the Manager and relevant Sub-Advisers in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of portfolios that comprise the Fund Complex (as defined in the instructions to Schedule 14A), the variety of asset classes those portfolios include, the net assets of each Fund and the Fund Complex and the management and other service arrangements of each Fund and the Fund Complex. The Board also believes that its structure, including the presence of two Trustees who are executives with one or more Manager-affiliated entities (which would continue to be the case is Mr. Eu is elected), facilitates an efficient flow of information concerning the management of each Fund to the Independent Trustees.

Risk Oversight — Each of the Funds has retained the Manager and the relevant Sub-Adviser to provide investment advisory services, and, in the case of the Manager, administrative services, and these service providers are immediately responsible for the management of risks that may arise from Fund investments and operations. Some employees of the Manager and its affiliates serve as the Funds’ officers, including the Funds’ principal executive officer and principal financial and accounting officer, chief compliance officer and chief legal officer. The Manager and the Sub-Advisers employ different processes, procedures and controls to identify and manage different types of risks that may affect the Funds. The Board oversees the performance of these functions by the Manager and Sub-Advisers, both directly and through the Committee structure it has established. The Board receives from the Manager and Sub-Advisers a wide range of reports and presentations, both on a regular and as-needed basis, relating to the Funds’ activities and to the actual and potential risks of the Funds. These include, among others, reports and presentations on investment risks, custody and valuation of Fund assets, compliance with applicable laws, the Funds’ financial accounting and reporting and the Board’s oversight of risk management functions. In addition, the Performance Committee of the Board meets periodically with the individual portfolio managers of the Funds or their delegates to receive reports regarding the portfolio management of the Funds and their performance, including their investment risks. In the course of these meetings and discussions with the Manager and the Sub-Advisers, the Board has emphasized the importance of maintaining vigorous risk-management programs and procedures.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within the Manager’s organization, including its Head of Risk Management, and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Funds with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Funds’ investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

Information Regarding Trustees and Nominees.

The following table provides information concerning the Trustees/Nominees of the Funds.

Independent Trustees(1)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Deborah A. DeCotis 1952 NCV — Class III NCZ — Class II ACV — Class III NIE — Class III NFJ — Class II	Trustee	NCV, NCZ, NIE & NFJ — Since March 2011 ACV — Since April 2015	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	90	None.

F. Ford Drummond 1962 NCV — Class III NCZ — Class III ACV — Class II NIE — Class II NFJ — Class III	Trustee	NCV, NCZ, NIE & NFJ — June 2015 ACV — Since April 2015	Owner/Operator, Drummond Ranch; and Director, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).	65	Director, BancFirst Corporation.

Bradford K. Gallagher 1944 NCV — Class II NCZ — Class II ACV — Class III NIE — Class III NFJ — Class II	Trustee	NCV, NCZ, NIE & NFJ — Since September 2010 ACV — Since April 2015	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	90	Formerly, Chairman and Trustee, Grail Advisors ETF Trust (2009-2010); and Trustee, Nicholas-Applegate Institutional Funds (2007-2010).

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
James A. Jacobson 1945 NCV — Class II NCZ — Class II ACV — Class II NIE — Class II NFJ — Class II	Trustee	NCV, NCZ, NIE & NFJ — Since December 2009 ACV — Since April 2015	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	90	Trustee, Alpine Mutual Funds Complex (consisting of 18 funds).

Hans W. Kertess 1939 NCV — Class I NCZ — Class III ACV — Class I NIE — Class I NFJ — Class I	Trustee	NCZ & NCV — Since February 2004 NFJ Since September 2006 NIE — Since June 2007 ACV — Since April 2015	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	90	None.

James S. MacLeod 1947 NCV — Class III NCZ — Class III ACV — Class II NIE — Class II NFJ — Class I	Trustee	NCV, NCZ, NIE & NFJ — June 2015 ACV — Since April 2015	Director, Chairman and Chief Executive Officer, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; Director (formerly Chief Executive Officer), Homeowners Mortgage; and Trustee, University of Tampa. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation.	65	Director, Sykes Enterprises, Inc.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
William B. Ogden, IV 1945 NCV — Class I NCZ — Class I ACV — Class I NIE — Class I NFJ — Class I	Trustee	NCZ, NCV & NFJ — Since September 2006 NIE — Since June 2007 ACV — Since April 2015	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	90	None.

Alan Rappaport 1953 NCV — Class I NCZ — Class I ACV — Class I NIE — Class I NFJ — Class III	Trustee	NCV, NCZ, NIE & NFJ — Since June 2010 ACV — Since April 2015	Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Director, Victory Capital Holdings, Inc., an asset management firm (since 2013); and Member of Board of Overseers, NYU Langone Medical Center (since 2015). Formerly, Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman, US Trust (formerly Chairman and President of Private Bank of Bank of America, the predecessor entity of US Trust) (2001-2008).	90	None.

Davey S. Scoon 1946 NCV — Class II NCZ — Class II ACV — Class I NIE — Class I NFJ — Class III	Trustee, Chairman of the Trustees	NCV, NCZ, NIE & NFJ — June 2015 ACV — Since April 2015	Adjunct Professor, University of Wisconsin-Madison (since 2011). Formerly, Chief Administrative and Financial Officer, Tom’s of Maine (personal care products manufacturing) (2003-2005); and Chief Administrative and Financial Officer (formerly Vice President and Chief Financial Officer), Sun Life Financial U.S. (financial services) (2001-2003).	65	Chairman, Tufts Health Plan; Director, AMAG Pharmaceuticals, Inc. (since 2006); Director, Orthofix International N.V. (since 2011); and Director, Biodel Inc. (since 2013). Formerly, Director, CardioKine Inc (2005-2011); and Director, NitroMed, Inc. (2003-2009).

Interested Trustees(1)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Barbara R. Claussen(2) 1956 NCV — Class I NCZ — Class I ACV — Class III NIE — Class III NFJ — Class II	Trustee	NCV, NCZ, NIE, NFJ & ACV — Since October 2015	Chief Administrative Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2013); Chief Administrative Officer and Managing Director of NFJ Investment Group LLC (since 2005). Formerly, Chairman of the Management Board of Allianz Global Investors Capital LLC (2012); Member of Management Board, Interim Global Chief Operating Officer Liaison and Chief Risk Officer of Allianz Global Investors Capital LLC (2008-2011).	65	None.

A. Douglas Eu(2) 1961 NCV — Class III NCZ — Class III ACV — Class II NIE — Class II NFJ — Class I	Trustee	NCV, NCZ, NIE, NFJ & ACV — Since April 2016	Chief Executive Officer, Managing Director and Chairman of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2016); Member of the Global Executive Committee of Allianz Global Investors GmbH (since 2006). Formerly, Chief Executive Officer of Allianz Global Investors Asia Pacific GmbH (2006-2015).	65	Formerly, Director, Securities and Futures Commission Advisory Committee Hong Kong (2007-2013).

*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.
(1)	“Independent Trustees” are those Trustees who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds.
(2)	Each of Ms. Claussen and Mr. Eu is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to her or his affiliation with the Manager and its affiliates.

Securities Ownership

For each Trustee/Nominee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee/Nominee in the Funds, and, on an aggregate basis, in any registered investment companies overseen by the Trustee/Nominee within the “family of investment companies” including the Funds. The dollar ranges used in the table are (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000. The following table includes securities in which the Trustees/Nominees hold an economic interest through their deferred compensation plan. See “Trustees’ Compensation” below. As of the Record Date by each Trustee and Nominee of each Fund and, on an aggregate basis, of any registered investment companies overseen by the Trustee or Nominee in the “family of investment companies,” including the Funds.

Name of Trustee/ Nominee	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen or to be Overseen by Trustee/Nominee in the Family of Investment Companies*
Independent Trustees/Nominees
Deborah A. DeCotis	None	Over $100,000
F. Ford Drummond		Over $100,000
AllianzGI Diversified Income & Convertible Fund	$10,001-$50,000
Bradford K. Gallagher	None	Over $100,000
James A. Jacobson	None	Over $100,000
Hans W. Kertess	None	Over $100,000
James S. MacLeod	None	Over $100,000
William B. Ogden, IV	None	Over $100,000
Alan Rappaport		Over $100,000
AllianzGI Convertible & Income Fund	$1-$10,000
Davey S. Scoon	None	Over $100,000
Interested Trustees/Nominees
Barbara R. Claussen	None	Over $100,000
A. Douglas Eu	None	None

*	Securities are valued as of the Record Date.

To the knowledge of the Funds, as of the Record Date, Trustees and Nominees who are Independent Trustees or Independent Nominees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

Trustees’ Compensation

Each of the Independent Trustees and Nominees also serve as a trustee of Allianz Funds, AllianzGI Institutional Multi-Series Trust (“IMST”), Premier Multi-Series VIT (“VIT”) and Allianz Funds Multi-Strategy Trust (“MST”) (collectively with the Funds, the “Allianz-Sponsored Funds”). In addition, each of Messrs. Gallagher, Jacobson,

Kertess, Ogden and Rappaport and Ms. DeCotis serves as a trustee or director of a number of closed-end and open-end funds for which AGIFM previously served as investment manager and its affiliate, Pacific Investment Management Company LLC (“PIMCO”), served as sub-adviser (together, the “PIMCO-Sponsored Funds”). Subsequent to September 5, 2014, the Independent Trustees receive separate compensation from the Allianz-Sponsored Funds in addition to amounts received for service on the Boards of the PIMCO-Sponsored Funds.

Each of VIT, IMST, MST, Allianz Funds and the Funds are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager or any entity controlling, controlled by or under common control with the Manager receives annual compensation of $225,000, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $25,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation and other costs in connection with joint meetings are allocated among VIT, IMST, MST, Allianz Funds and the Funds, as applicable, on the basis of fixed percentages as between each such group of funds. Trustee compensation and other costs are then further allocated pro rata among the individual Funds based on the complexity of issues relating to each such Fund and relative time spent by the Trustees in addressing them, and on each such Fund’s relative net assets.

Trustees do not currently receive any pension or retirement benefits from the Funds or the Fund Complex. The Funds have adopted a deferred compensation plan for the Trustees that went into effect during 2015 and permits the Trustees to defer their receipt of compensation from the Funds, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from Funds on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if they had been invested in a fund in the Allianz Funds Complex selected by the Trustees on the normal payment dates for such compensation. As a result of this arrangement, the Funds, upon making the deferred payments, will be in substantially the same financial position as if the deferred compensation had been paid on the normal payment dates and immediately reinvested in shares of the fund(s) selected by the Trustees.

The following table provides information concerning the compensation paid to the Trustees/Nominees of the Funds who are not “interested persons” (as defined in SEC regulations) for the fiscal years or periods, as applicable, ended January 31, 2016 for ACV, NIE and NFJ, and February 29, 2016 for NCV and NCZ. For the calendar year ended December 31, 2015, the Trustees received the compensation set forth in the table below for serving as Trustees of the Funds and other funds in the same Fund Complex as the Funds. Each officer and each Trustee who is a director, officer, partner, member or employee of the Manager or a Sub-Adviser, or of any entity controlling, controlled by or under common control with the Manager or a Sub-Adviser, including any Trustee who is an interested person, serves without any compensation from the Funds.

Independent Trustees

Name of Trustees	Aggregate Compensation from NCV for the Fiscal Year Ended February 29, 2016	Aggregate Compensation from NCZ for the Fiscal Year Ended February 29, 2016	Aggregate Compensation from ACV for the Fiscal Year Ended January 31, 2016*	Aggregate Compensation from NIE for the Fiscal Year Ended January 31, 2016	Aggregate Compensation from NFJ for the Fiscal Year Ended January 31, 2016	Total Compensation from the Funds and Fund Complex Paid to Trustees/ Nominees for the Calendar Year Ended December 31, 2015**
Deborah A. DeCotis	$5,160	$3,911	$719	$3,084	$8,363	$450,000
F. Ford Drummond	$5,160	$3,911	$719	$3,084	$8,363	$225,000
Bradford K. Gallagher	$5,160	$3,911	$719	$3,094	$8,363	$450,000
James A. Jacobson	$5,725	$4,340	$797	$3,422	$9,279	$525,000
Hans W. Kertess	$5,160	$3,911	$719	$3,084	$8,363	$525,000
James S. MacLeod	$5,160	$3,911	$719	$3,084	$8,363	$225,000
William B. Ogden, IV	$5,160	$3,911	$719	$3,084	$8,363	$450,000
Alan Rappaport	$5,160	$3,911	$719	$3,084	$8,363	$450,000
Davey S. Scoon	$6,880	$5,215	$958	$4,112	$11,151	$300,000

*	ACV commenced operations on May 27, 2015.
**	In addition to the Allianz-Sponsored Funds, which are managed by AGIFM, during each Fund’s most recently completed fiscal year, each of Ms. DeCotis and Messrs. Kertess, Gallagher, Jacobson, Ogden and Rappaport served as trustees of the PIMCO-Sponsored Funds, which are managed by Pacific Investment Management Company LLC. The Allianz-Sponsored Funds and the PIMCO-Sponsored Funds are considered to be in the same “Fund Complex.” Beginning September 5, 2014, the Independent Trustees began receiving compensation separately from the PIMCO-Sponsored Funds and the Allianz-Sponsored Funds. Ms. DeCotis and Messrs. Kertess, Gallagher, Jacobson, Ogden and Rappaport currently serve as trustee or director of 90 funds in the Fund Complex, including the PIMCO-Sponsored Funds. For the calendar year ended December 31, 2015, amounts received by these Trustees from Allianz-Sponsored Funds were: for Mr. Jacobson, $250,000; and for Ms. DeCotis and Messrs. Kertess, Gallagher, Ogden and Rappaport, $225,000. These amounts are included in the Fund Complex totals in the table above. Each of Messrs. Drummond, MacLeod and Scoon serves as trustee or director of other open-end Allianz-Sponsored Funds considered to be in the same Fund Complex as each Fund. Messrs. Drummond, MacLeod and Scoon currently serve as trustee or director of 60 such investment companies.

The Funds have no employees.

Trustee Qualifications — The Board has determined that each Trustee/Nominee should serve as such based on several factors (none of which alone is decisive). As mentioned above, each Independent Trustee/Nominee has served as a Trustee of each Fund for a number of years and/or has served as a Trustee of one or more investment companies affiliated with the Funds for a number of years. Each Trustee/Nominee is knowledgeable about the Funds’ business and service provider arrangements, which are for the most part common among the Funds, Allianz Funds, IMST, MST and VIT. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination by the Board that the individual is qualified to serve as a Trustee of the Funds. The following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual is qualified to serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Barbara R. Claussen — Ms. Claussen has substantial executive experience in the asset management industry, including experience as Head of Trading for an investment advisory firm affiliated with the Manager. Ms. Claussen has also served in a variety of other senior-level positions with an investment advisory firm affiliated with the Manager. Because of her familiarity with the Fund Complex, the Manager and affiliated entities, she serves as an important information resource for the Independent Trustees.

Deborah A. DeCotis — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and experience in oversight of investment management functions through her experience as a former Director of the Helena Rubenstein Foundation, Stanford Graduate School of Business and Armor Holdings.

F. Ford Drummond — Mr. Drummond has substantial legal background and experience in the oversight and management of regulated companies through his work as General Counsel of BMI Health Plans, a benefits administrator. He has substantial board experience in the banking sector as a director of the BancFirst Corporation, Oklahoma’s largest state chartered bank, and as a former director of The Cleveland Bank. Mr. Drummond also serves as a member and is past chairman of the Oklahoma Water Resources Board, which provides tax exempt financing for water infrastructure projects in the state.

A. Douglas Eu — Mr. Eu has substantial business and finance experience, including extensive experience as an executive in the investment management industry. He has served in a variety of senior-level positions with investment advisory firms affiliated with the Manager. Because of his familiarity with the Portfolios, the Manager and affiliated entities, he serves as an important information resource for the Independent Trustees and as a facilitator of communication with the Manager.

Bradford K. Gallagher — Mr. Gallagher has substantial executive and board experience in the financial services and investment management industries. He has served as director to several other investment companies. Having served on the Operating Committee of Fidelity Investments and as a Managing Director and President of Fidelity Investments Institutional Services Company, he provides the Trust with significant asset management industry expertise. He also brings significant securities industry experience, having served as a developer and founder of several enterprises and private investment vehicles.

James A. Jacobson — Mr. Jacobson has substantial executive and board experience in the financial services industry. He served for more than 15 years as a senior executive at a New York Stock Exchange (“NYSE”) specialist firm. He has also served on the NYSE Board of Directors, including terms as Vice Chair. As such, he provides significant expertise on matters relating to portfolio brokerage and trade execution. He also provides significant financial expertise and serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.” He has expertise in investment company matters through his service as a trustee of another fund family.

Hans W. Kertess — Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co. and a Senior Adviser of Royal Bank of Canada Capital Markets, and formerly served as a Managing Director of Royal Bank of Canada Capital Markets. He has significant expertise in the investment banking industry.

James S. MacLeod — Mr. MacLeod has substantial business and finance experience, including in the banking sector. He has experience as an officer and a board member of public and private companies. He is the Chairman and Chief Executive Officer of Coastal Bancshares and President of CoastalStates Bank. He is also on the board of Homeowners Mortgage and Sykes Enterprises, Inc. He also has experience in the non-profit sector overseeing the endowment of the University of Tampa while serving as Trustee (since 2006), Chairman of the Development Committee and Member of the Executive Committee.

William B. Ogden, IV — Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for and provide mergers and acquisition advisory services to asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.

Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the Private Bank of Bank of America and as Vice Chairman of U.S. Trust. He is currently an Advisory Director of an investment firm.

Davey S. Scoon — Mr. Scoon has many years of senior executive experience in the financial services industry, including 14 years as Chief Operating Officer of Colonial Mutual Funds. He has a background and experience in accounting and finance as well as experience as an officer of public companies. He served as Chief Administrative and Financial Officer for Tom’s of Maine and SunLife Financial — U.S. He serves on several public company boards. He is a director of several biomedical companies, including serving as board chair of a health plan with a $1 billion investment portfolio.

Board Committees and Meetings.

Audit Oversight Committee. The Board of each Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each Fund’s Audit Oversight Committee currently consists of Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport, and Ms. DeCotis, each of whom is an Independent Trustee. Mr. Jacobson is the current Chair of each Fund’s Audit Oversight Committee.

Each Fund’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for the Funds and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by the independent registered public accounting firm on behalf of the Funds, and approves non-audit services to be performed by the independent registered public accounting firm for certain affiliates, including the Manager, the applicable Sub-Adviser and entities in a control relationship with the Manager or the Sub-Advisers, that provide services to the Funds where the engagement relates directly to the operations and financial reporting of the Funds. The Audit Oversight Committee considers the possible effect of those services on the independence of the Funds’ independent registered public accounting firm.

The Board of each Fund has adopted a written Audit Oversight Committee charter for its Audit Oversight Committee. A copy of the written charter for each Fund, as amended through June 14, 2011 is attached to this Proxy Statement as Exhibit A. A report of the Audit Oversight Committee of ACV, NIE and NFJ, dated March 22, 2016, is attached to this Proxy Statement as Exhibit B-1. A report of the Audit Oversight Committee of NCV and NCZ, dated April 25, 2016, is attached to this Proxy Statement as Exhibit B-2.

Contracts Committee. Each Fund’s Contracts Committee is currently composed of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Ms. DeCotis, each of whom is an Independent Trustee. Ms. DeCotis is the current Chair of each Fund’s Contracts Committee. The Contracts Committee’s responsibilities include reviewing and considering the periodic renewal of the Funds’ investment advisory and administration and distribution agreements and plans. The Contracts Committee was constituted on March 5, 2015, and prior to that date its responsibilities were carried out by all of the Funds’ Independent Trustees.

Governance and Nominating Committee. Each Fund’s Governance and Nominating Committee is currently composed of Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport, and Ms. DeCotis, each of whom is an Independent Trustee. Mr. Kertess is the current Chair of each Fund’s Governance and Nominating Committee. The Governance and Nominating Committee’s responsibilities include the oversight of matters relating to the functions and duties of the Board of Trustees (including Board education) and the screening and nomination of candidates for election to the Board of Trustees as independent trustees of the Funds. It is the policy of the Governance and Nominating Committee to consider trustee nominees recommended by shareholders. The procedures by which shareholders can submit nominee recommendations to the Governance and Nominating Committee are summarized below and set forth in each Fund’s Governance and Nominating Committee Charter. The Governance and Nominating Committee succeeds the previously existing Compensation Committee of the Funds and will periodically review and recommend for approval by the Board the structure and level of compensation and any related benefits to be paid or provided by the Funds to the Independent Trustees for their services on the Board and any committees of the Board. The Governance and Nominating Committee was called the Nominating Committee prior to March 5, 2015.

Qualifications, Evaluation and Identification of Trustee Nominees. The Governance and Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Governance and Nominating Committee for nomination as a Trustee. The Governance and Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) ability, judgment and expertise; and (v) overall diversity of the Board’s composition. The Governance and Nominating Committee may consider candidates for Trustee recommended by the Funds’ current Trustees, the Funds’ officers, the Manager or the Sub-Advisers, shareholders of any Fund and any other source the Governance and Nominating Committee deems appropriate. The Governance and Nominating Committee may, but is not required to, retain a third-party search firm at the Funds’ expense to identify potential candidates.

Consideration of Candidates Recommended by Shareholders. The Governance and Nominating Committee of each Fund will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the “Procedures for Shareholders to Submit Nominee Candidates for the Allianz Global Investors Fund Management Sponsored Closed-End Funds,” which are set forth in each Fund’s Governance and Nominating Committee Charter. Among other requirements, these procedures provide that the recommending Shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to the Governance and Nominating Committee Charter, available at http://us.allianzgi.com/ClosedEndFund/External%20Documents/nominating_committee_charter.pdf.

The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of each Fund.

Performance Committee. Each Fund’s Performance Committee is currently composed of all of the Trustees. Mr. Rappaport is the current Chair of each Fund’s Performance Committee. The Performance Committee’s responsibilities include reviewing the performance of the Funds and any changes in investment philosophy, approach and personnel of the Funds’ Sub-Advisers. The Performance Committee was constituted on March 5, 2015, and prior to that date its responsibilities were carried out by the full Board of each Fund.

Valuation Committee. Each Fund’s Valuation Committee is currently composed of all of the Trustees. Mr. Ogden is the current Chair of each Fund’s Valuation Committee. The Valuation Committee has been delegated responsibility by the Board for overseeing determinations of the fair value of each Fund’s portfolio securities on behalf of the Board in accordance with the Funds’ valuation procedures. The Valuation Committee reviews and approves procedures for the fair valuation of each Fund’s portfolio securities and periodically reviews information from the Manager and the Sub-Adviser regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters.

Meetings.

With respect to NCV, during the fiscal year ended February 29, 2016, the Board of Trustees held four regular meetings and two special meetings. The Audit Oversight Committee met in separate session five times, the Governance and Nominating Committee (formerly the Nominating Committee) met in separate session one time and the Valuation Committee met in separate session four times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for NCV that were held during the fiscal year ended February 29, 2016.

With respect to NCZ, during the fiscal year ended February 29, 2016, the Board of Trustees held four regular meetings and two special meetings. The Audit Oversight Committee met in separate session five times, the Governance and Nominating Committee (formerly the Nominating Committee) met in separate session one time and the Valuation Committee met in separate session four times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for NCZ that were held during the fiscal year ended February 29, 2016.

With respect to ACV, during the fiscal year ended January 31, 2016, the Board of Trustees held four regular meetings and four special meetings. The Audit Oversight Committee met in separate session four times, the Governance and Nominating Committee met in separate session one time and the Valuation Committee met in separate session three times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for ACV that were held during the fiscal year ended January 31, 2016.

With respect to NIE, during the fiscal year ended January 31, 2016, the Board of Trustees held four regular meetings and two special meetings. The Audit Oversight Committee met in separate session five times, the Governance and Nominating Committee (formerly the Nominating Committee) met in separate session one time and the Valuation Committee met in separate session four times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for NIE that were held during the fiscal year ended January 31, 2016.

With respect to NFJ, during the fiscal year ended January 31, 2016, the Board of Trustees held four regular meetings and two special meetings. The Audit Oversight Committee met in separate session five times, the Governance and Nominating Committee (formerly the Nominating Committee) met in separate session one time and the Valuation Committee met in separate session four times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for NFJ that were held during the fiscal year ended January 31, 2016.

The Trustees do not attend the annual shareholder meetings.

Shareholder Communications with the Board of Trustees. The Board of Trustees of each Fund has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of Fund], c/o Angela Borreggine, Chief Legal Officer (“CLO”), Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of Shares held by the Shareholder. The CLO of each Fund or her designee is responsible for reviewing properly submitted shareholder communications. The CLO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the CLO determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The CLO may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise routine or ministerial in nature. These procedures do not apply to (i) any communication from an officer or Trustee of a Fund, (ii) any communication from an employee or agent of a Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. A Fund’s Trustees are not required to attend the Fund’s annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures.

Section 16(a) Beneficial Ownership Reporting Compliance. Each Fund’s Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers and persons who beneficially own more than 10% of any class of outstanding securities of a Fund (i.e., a Fund’s Common Shares or Preferred Shares) are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the Securities and Exchange Commission (the “SEC”) and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to each Fund, each Fund believes that each of the Trustees, relevant officers, investment advisers and relevant affiliated persons of the investment advisers and the persons who beneficially own more than 10% of any class of outstanding securities of a Fund has complied with all applicable filing requirements during each Fund’s respective fiscal year, except, due to administrative oversight, late Form 3 filings were made on January 13, 2016 for Giorgio Carlino, Satya Kumar, Angela Borreggine and Debra Rubano (for each of NCV, NCZ, ACV, NIE and NFJ).

Required Vote. The re-election of Messrs. Kertess and Ogden to the Board of Trustees of NCV, and Mr. Ogden to the Board of Trustees of NCZ will require the affirmative vote of a plurality of the votes of the Common Shareholders and Preferred Shareholders (voting together as a single class) of the relevant Fund cast in the election of Trustees at the Meeting, in person or by proxy. Additionally, the election of Ms. Claussen and Mr. Eu to the Boards of both NCV and NCZ will require the affirmative vote of a plurality of the votes of the Common Shareholders and Preferred Shareholders (voting together as a single class) of the relevant Fund cast in the election of Trustees at the Meeting, in person or by proxy. The re-election of Messrs. Jacobson and Rappaport to the Boards of Trustees of NCV and NCZ will require the affirmative vote of a plurality of the votes of the Preferred Shareholders (voting as a separate class) of the relevant Fund cast in the election of the Preferred Shares Trustees at the Meeting, in person or by proxy. The election of Ms. Claussen and Messrs. Eu, Kertess, Ogden and Scoon to the Board of ACV will require the affirmative vote of a plurality of the votes of the Common Shareholders and Preferred Shareholders (voting together as a single class) of the Fund cast in the election of Trustees at the Meeting, in person or by proxy. The election of Messrs. Jacobson and Rappaport to the Board of ACV will require the affirmative vote of a plurality of the votes of the Preferred Shareholders (voting as a separate class) of the Fund cast in the election of the Preferred Shares Trustees at the Meeting, in person or by proxy. The re-election of Ms. DeCotis and Mr. Gallagher to the Board of Trustees of NIE, the re-election of Ms. DeCotis and Messrs. Gallagher and Jacobson to the Board of Trustees of NFJ, and the election of Ms. Claussen and Mr. Eu to the Boards of both NIE and NFJ will require the affirmative vote of a plurality of the votes of the Common Shareholders of the relevant Fund cast in the election of Trustees at the meeting, in person or by proxy.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

ADDITIONAL INFORMATION

Executive and Other Officers of the Funds. The table below provides certain information concerning the executive officers of the Funds and certain other officers who perform similar duties. Officers of NCV, NCZ, ACV, NIE and NFJ hold office at the pleasure of the relevant Board and until their successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each such officer shall hold office until his or her successor shall have been duly elected or appointed and qualified, or until his or her death, or until he or she shall have resigned or have been removed. Officers and employees of the Funds who are principals, officers, members or employees of the Manager or the Sub-Advisers are not compensated by the Funds.

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Thomas J. Fuccillo 1633 Broadway, 43rd Floor New York, NY 10019 1968	President and Chief Executive Officer	NCV, NCZ, NIE, NFJ & ACV — 4/2016	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 65 funds in the Fund Complex (2004-2016); and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Lawrence G. Altadonna 1633 Broadway, 43rd Floor New York, NY 10019 1966	Treasurer, Principal Financial and Accounting Officer	NCV — 3/2003 NCZ — 7/2003 NIE — 2/2007 NFJ — 2/2005 ACV — 5/2015	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 65 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2005-2010).

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Angela Borreggine 1633 Broadway, 43rd Floor New York, NY 10019 1964	Secretary and Chief Legal Officer	NCV, NCZ, NIE, NFJ & ACV — 4/2016	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 65 funds in the Fund Complex (2015-2016).

Thomas L. Harter, CFA 1633 Broadway, 43rd Floor New York, NY 10019 1975	Chief Compliance Officer	NCV, NCZ, NIE & NFJ — 6/2013 ACV — 5/2015	Director of Allianz Global Investors U.S. Holdings LLC; Chief Compliance Officer of Allianz Global Investors Fund Management LLC; Chief Compliance Officer of 65 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Richard J. Cochran 1633 Broadway, 43rd Floor New York, NY 10019 1961	Assistant Treasurer	NCV, NCZ, NIE & NFJ — 5/2008 ACV — 5/2015	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 65 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili 1633 Broadway, 43rd Floor New York, NY 10019 1974	Assistant Treasurer	NCV, NCZ, NIE & NFJ 1/2011 ACV — 5/2015	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 65 funds in the Fund Complex and of The Korea Fund, Inc.

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Scott Whisten 1633 Broadway, 43rd Floor New York, NY 10019 1971	Assistant Treasurer	NCV, NCZ, NIE & NFJ 1/2007 ACV — 5/2015	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 65 funds in the Fund Complex.

Debra Rubano 1633 Broadway, 43rd Floor New York, NY 10019 1975	Assistant Secretary	NCV, NCZ, NIE, NFJ & ACV — 12/2015	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 65 funds in the fund complex.

*	Unless otherwise noted, the address of the Funds’ officers is Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.

Each of the Funds’ executive officers is an “interested person” of each Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Investment Manager and Sub-Advisers. The Manager, located at 1633 Broadway, New York, New York 10019, serves as the investment manager of the Funds and is responsible for managing the Funds’ business affairs and administrative matters. The Manager retains its affiliates AllianzGI U.S. as Sub-Adviser to NCV, NCZ, ACV and NIE and with respect to a portion of the assets of NFJ and NFJ Group as Sub-Adviser with respect to a portion of the assets of NFJ. AllianzGI U.S., the indirect parent company of NFJ Group, is an investment adviser based in New York, Dallas and San Diego. AllianzGI U.S.’s principal place of business is located at 1633 Broadway, New York, New York 10019. NFJ Group is located at 2100 Ross Avenue, Suite 1840, Dallas, Texas 75201. The Manager and the Sub-Advisers are each majority-owned indirect subsidiaries of Allianz SE, a publicly traded European insurance and financial services company.

Independent Registered Public Accounting Firm. The Audit Oversight Committee of each Fund’s Board and the full Board of each Fund unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the fiscal years ending January 31, 2016 for ACV, NIE, and NFJ, and February 29, 2016 for NCV and NCZ. PwC served as the independent registered public accounting firm of each Fund for the last fiscal year, except ACV, for which PwC has served as independent registered public accounting firm since its inception, and also serves as the independent registered public accounting firm of various other investment companies for which the Manager and the Sub-Advisers serve as investment adviser or sub-advisers. PwC is located at 300 Madison Avenue, New York, New York 10017 and at 1100 Walnut Street, Suite 1300. None of the Funds knows of any direct financial or material indirect financial interest of PwC in the Funds.

A representative of PwC, if requested by any Shareholder, will be present at the Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-approval Policies and Procedures. Each Fund’s Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund’s independent registered public accounting firm. Under the policies, on an annual basis, a Fund’s Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund. The President of each Fund also pre-approves any permitted non-audit services to be provided to the Fund.

In addition, each Fund’s Audit Oversight Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager, the Sub-Adviser and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the “Accounting Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.

Each Fund’s Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting Affiliate that were not pre-approved as part of the annual process described above. The Chairman of each Fund’s Audit Oversight Committee (or any other member of the Committee to whom this responsibility has been delegated) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed certain pre-determined dollar thresholds. Any such pre-approval by the Chairman (or by a delegate) is reported to the full Audit Oversight Committee at its next regularly scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Funds or their Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the “de minimis exception”).

Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For each Fund’s last two fiscal years, the Audit Fees billed by PwC are shown in the table below:

Fund	Fiscal Year Ended	Audit Fees
NIE	January 31, 2016	$61,800
	January 31, 2015	$61,800
	January 31, 2016	$76,220
NFJ	January 31, 2015	$76,220
ACV*	January 31, 2016	$60,000
NCV	February 29, 2016	$66,950
	February 28, 2015	$66,950
NCZ	February 29, 2016	$66,950
	February 28, 2015	$66,950

Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters. The table below shows, for each Fund’s last two fiscal years, the Audit-Related Fees billed by PwC to that Fund. During those fiscal years, there were no Audit-Related Fees billed by PwC to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended	Audit-Related Fees
NIE	January 31, 2016	$0
	January 31, 2015	$0
NFJ	January 31, 2016	$0
	January 31, 2015	$0
ACV*	January 31, 2016	$0
NCV	February 29, 2016	$10,300
	February 28, 2015	$10,300
NCZ	February 29, 2016	$16,480
	February 28, 2015	$16,480

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for each Fund’s last two fiscal years, the aggregate Tax Fees billed by PwC to each Fund. During those fiscal years, there were no Tax Fees billed by PwC to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds:

Fund	Fiscal Year Ended	Tax Fees
NIE	January 31, 2016	$15,020
	January 31, 2015	$14,580
NFJ	January 31, 2016	$16,960
	January 31, 2015	$16,470
ACV*	January 31, 2016	$16,960
NCV	February 29, 2016	$16,290
	February 28, 2015	$15,820
NCZ	February 29, 2016	$16,290
	February 28, 2015	$15,820

All Other Fees. All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” For each Fund’s last two fiscal years, no such fees were billed by PwC to the Fund or the Fund’s Accounting Affiliates.

During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC, during each Fund’s last two fiscal years, for services rendered to each Fund and the Fund’s Accounting Affiliates are shown in the table below:

Fund	Fiscal Year Ended	Aggregate Non-Audit Fees for Fund	Non-Audit Fees for Accounting Affiliates	Aggregate Non-Audit Fees
NIE	January 31, 2016	$15,020	$5,080,636	$5,095,656
	January 31, 2015	$14,580	$4,125,836	$4,140,416
NFJ	January 31, 2016	$16,960	$5,080,636	$5,097,596
	January 31, 2015	$16,470	$4,125,836	$4,142,306
ACV*	January 31, 2016	$16,960	$5,080,636	$5,097,596
NCV	February 29, 2016	$26,590	$5,070,336	$5,096,926
	February 28, 2015	$26,120	$4,115,536	$4,141,656
NCZ	February 29, 2016	$32,770	$5,064,156	$5,096,926
	February 28, 2015	$32,300	$4,109,356	$4,141,656

*	ACV commenced operations on May 27, 2015.

Each Fund’s Audit Oversight Committee has determined that the provision by PwC of non-audit services to the Fund’s Accounting Affiliates that were not pre-approved by the Committee was compatible with maintaining the independence of PwC as the Fund’s principal auditors.

Other Business. As of the date of this Proxy Statement, each Fund’s officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments and Methods of Tabulation. A quorum for each of NCV, NCZ, NIE, and NFJ at the applicable Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Shares of the Fund entitled to vote at such Meeting, except that, where the Preferred Shares or Common Shares will vote as separate classes, then 30% of the shares of each class entitled to vote will be necessary to constitute a quorum for the transaction of business by that class. A quorum for ACV at its Meeting will consist of the presence in person or by proxy of thirty-three and one-third percent (33 1⁄3%) of the total Shares of the Fund entitled to vote at such Meeting, except that, where the Preferred Shares or Common Shares will vote as separate classes, then 33 1⁄3% of the shares of each class entitled to vote will be necessary to constitute a quorum for the transaction of business by that class. If the quorum required for a Proposal has not been met, the persons named in the proxies may propose adjournment of the Meeting with respect to such Proposal and, if adjournment is proposed, will vote all Shares that they are entitled to vote in favor of such adjournment. Any adjournments with respect to the Proposal for a Fund will require the affirmative vote of a plurality of the Shares of the relevant Fund to be adjourned. However, where the Preferred Shares or Common Shares will vote as separate classes, the affirmative vote of a plurality of shares of the applicable class present in person or by proxy at the session of the Meeting to be adjourned will be necessary to adjourn the Meeting with respect to that class. The costs of any additional solicitation and of any adjourned session will be borne by the applicable Fund. Any proposals properly before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal with respect to which a quorum has not been reached. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended for approval by the Fund’s Board, the Fund may request that brokers and nominee entities, in their discretion, withhold or withdraw submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by NCV, NCZ, ACV, NIE, and NFJ as tellers (collectively, the “Tellers”) for the Meeting. For purposes of determining the presence of a quorum for each Fund, the Tellers will include the total number of Shares present at the Meeting in person or by proxy, including Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). For a proposal requiring approval of a plurality of votes cast, such as the election of Trustees, abstentions and broker non-votes will have no effect on the outcome of such Proposal. For a proposal requiring approval any Proposal for a specific percentage of shares present or outstanding abstentions and broker non-votes will have the same effect as a vote against the proposal.

Reports to Shareholders. Below are the dates on or about which the Annual Reports to Shareholders for the most recently completed fiscal year of each Fund were or are expected to be mailed:

Fund	Mail Date of the Annual Report to Shareholders
NCV	April 29, 2016
NCZ	April 29, 2016
ACV	March 30, 2016
NIE	March 30, 2016
NFJ	March 30, 2016

Additional copies of the Funds’ Annual Reports and Semi-Annual Reports may be obtained without charge from the Funds by calling 1-800-254-5197 or by writing to the Funds at 1633 Broadway, New York, New York 10019.

Shareholder Proposals for the Annual Meeting for the 2017-2018 Fiscal Year. It is currently anticipated that each Fund’s next annual meeting of Shareholders after the Meeting addressed in this Proxy Statement will be held in June, 2017. Proposals of Shareholders intended to be presented at that annual meeting of a Fund must be received by the applicable Fund no later than January 20, 2017 for inclusion in the Fund’s proxy statement and proxy cards relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the applicable Fund’s Bylaws. Shareholders submitting any other proposals (including proposals to elect Trustee nominees) for a Fund intended to be presented at the annual meeting for the 2017-2018 fiscal year (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by the applicable Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund’s Bylaws. Each Fund’s Bylaws provide that any such proposal must be received in writing by the Fund not less than 45 days nor more than 60 days prior to the first anniversary date of the date on which the Fund first mailed its proxy materials for the prior year’s shareholder meeting; provided that, if, in accordance with applicable law, the upcoming shareholder meeting is set for a date that is not within 30 days from the anniversary of the Fund’s prior shareholder meeting, such proposal must be received by the later of the close of business on (i) the date 45 days prior to such upcoming shareholder meeting date or (ii) the 10th business day following the date such upcoming shareholder meeting date is first publicly announced or disclosed. Assuming the next annual meeting is ultimately scheduled to be within 30 days of the June 30 anniversary of this year’s meeting, such proposals must be received no earlier than March 21, 2017 and no later than April 5, 2017. If a Shareholder who wishes to present a proposal fails to notify the Fund within the dates described above, the proxies solicited for the meeting will be voted on the Shareholder’s proposal, if it is properly brought before the meeting, in accordance with the judgment of the persons named in the enclosed proxy card(s). If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the applicable Fund, at the address of the principal executive offices of the Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE APPLICABLE MEETING IN PERSON OR BY PROXY, NO MATTER HOW MANY SHARES YOU OWN. IF YOU DO NOT EXPECT TO ATTEND THE APPLICABLE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPLICABLE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE MARK AND MAIL YOUR PROXY OR PROXIES PROMPTLY IN ORDER TO SAVE THE FUNDS ANY ADDITIONAL COSTS OF FURTHER PROXY SOLICITATIONS AND IN ORDER FOR THE APPLICABLE MEETING TO BE HELD AS SCHEDULED.

May 20, 2016

Exhibit A to Proxy Statement

Allianz Global Investors Fund Management Sponsored Closed-End Funds

Audit Oversight Committee Charter

(Adopted as of January 14, 2004, as amended through June 14, 2011)

The Board of Trustees or Directors (each a “Board”) of each of the registered investment companies listed in Appendix A hereto (each a “Fund” and, collectively, the “Funds”), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Oversight Committee (the “Committee”) of the particular Board with respect to its oversight of the Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee’s general purpose is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Fund’s independent registered public accounting firm (“IA”), and the performance of the Fund’s internal control systems and IA. The Committee’s purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund’s annual proxy statements, if any.

The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund’s internal control systems, and the IA is responsible for conducting a proper audit of the Fund’s financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Membership

The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

Each member of the Committee may not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set forth in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the “NYSE”). Each member of the Committee must be “financially literate” (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have “accounting or related financial management expertise,” in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

Responsibilities and Duties

The Committee’s policies and procedures shall remain flexible to facilitate the Committee’s ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1. Determine the selection, retention or termination of the Fund’s IA based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the IA shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund’s IA must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the IA relating to financial reporting.

2. To consider the independence of the Fund’s IA at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the IA as required by Rule 3526 of the Public Company Accounting Oversight Board.

3. To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the IA to the Fund and (ii) all non-audit services rendered by the IA to the Fund’s investment advisers (including sub-advisers) and to certain of the investment advisers’ affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4. Review the fees charged by the IA to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit-related and permitted non-audit services.

5. If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund’s IA.

6. Obtain and review at least annually a report from the IA describing (i) the IA’s internal quality-control procedures and (ii) any material issues raised (a) by the IA’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more IA carried out by the firm, and any steps taken to address any such issues.

7. Review with the Fund’s IA arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8. Meet with management and the IA to review and discuss the Fund’s annual audited financial statements, including a review of any specific disclosures of management’s discussion of the Fund’s investment performance; and, with respect to the Fund’s audited financial statements, discuss with the IA matters required by Statement of Accounting Standards (“SAS”) No. 61 and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund’s audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund’s Annual Report.

Meet with management to review and discuss the Fund’s unaudited financial statements included in the semi-annual report, including, if any, a review of any specific disclosure of management’s discussion of the Fund’s investment performance.

9. Discuss with management and, as needed, the IA the Fund’s unaudited financial statements.

10. Review with the IA any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.

11. Review with management and, as applicable, with the IA the Fund’s accounting and financial reporting policies, practices and internal controls, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the IA.

12. Discuss with management its policies with respect to risk assessment and risk management.

13. Discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

14. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund’s investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

15. Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund’s accounting operations or financial reporting.

16. Review with counsel legal and regulatory matters that have a material impact on the Fund’s financial and accounting reporting policies and practices or its internal controls.

17. Report to the Board on a regular basis (at least annually) on the Committee’s activities.

18. Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Meetings

At least annually, the Committee shall meet separately with the IA and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund’s expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund’s IA for the issuance of an audit report relating to the Fund’s financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually by the Board.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board’s own motion.

Appendix A

Funds Subject to this Charter

ALLIANZGI NFJ DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (“NFJ”)

ALLIANZGI CONVERTIBLE & INCOME FUND (“NCV”)

ALLIANZGI CONVERTIBLE & INCOME FUND II (“NCZ”)

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND (“NIE”)

ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND (“ACV”)

A-1

Exhibit B-1 to Proxy Statement

Report of Audit Oversight Committee

of the Board of Trustees of

AllianzGI Diversified Income & Convertible Fund (“ACV”)

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (“NFJ”)

AllianzGI Equity & Convertible Income Fund (“NIE”)

(each a “Fund”)

Dated March 22, 2016

The Audit Oversight Committee (the “Committee”) oversees each Fund’s financial reporting process on behalf of the Board of Trustees of each Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with the Funds’ management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that each Fund’s financial statements for the fiscal year ended January 31, 2016 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), each Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended January 31, 2016. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires the independent registered public accounting firm to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to each Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to each Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (“AGIFM”), the Funds’ investment manager, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), which acts as sub-adviser to each Fund, and NFJ Investment Group LLC (“NFJ LLC”), which is also sub-adviser to NFJ, and any entity controlling, controlled by or under common control with AGIFM, AllianzGI U.S. or NFJ LLC that provided services to a Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of each Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended January 31, 2016 be included in the relevant Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as each Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2017.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Deborah A. DeCotis

F. Ford Drummond

Bradford K. Gallagher

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Davey S. Scoon

B1

Exhibit B-2 to Proxy Statement

Report of Audit Oversight Committee

of the Board of Trustees of

AllianzGI Convertible & Income Fund (“NCV”)

AllianzGI Convertible & Income Fund II (“NCZ”)

(each, a “Fund”)

Dated April 25, 2016

The Audit Oversight Committee (the “Committee”) oversees each Fund’s financial reporting process on behalf of the Board of Trustees of each Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with the Funds’ management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that each Fund’s financial statements for the fiscal year ended February 29, 2016 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), each Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended February 29, 2016. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires the independent registered public accounting firm to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to each Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to each Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (“AGIFM”), the Funds’ investment manager, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), each Fund’s sub-adviser, and any entity controlling, controlled by or under common control with AGIFM or AllianzGI U.S. that provided services to a Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of each Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended February 29, 2016 be included in the relevant Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as each Fund’s independent registered public accounting firm for the fiscal year ending February 29, 2017.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Deborah A. DeCotis

F. Ford Drummond

Bradford K. Gallagher

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Davey S. Scoon

B2

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2016

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Common Shareholder of AllianzGI Convertible & Income Fund hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Angela Borreggine, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Annual Meeting of Shareholders (the “Annual Meeting”) to be held on June 30, 2016 at the offices of Allianz Global Investors Fund Management, LLC, 1633 Broadway, New York, NY 10019, at 10:00 a.m. (Eastern Time), and at any adjournment thereof. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Joint Annual Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2016. The Proxy Statement is also available at www.proxyonline.com/docs/AllianzGlAnnualMeeting.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Convertible & Income Fund – Common Shares

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL
		FOR	WITHHOLD
A.	Election of Trustees

	(01) Hans W. Kertess (Class I)	O	O

	(02) William B. Ogden, IV (Class I)	O	O

	(03) Barbara R. Claussen (Class I)	O	O

	(04) A. Douglas Eu (Class III)	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2016

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Preferred Shareholder of AllianzGI Convertible & Income Fund hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Angela Borreggine, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Annual Meeting of Shareholders (the “Annual Meeting”) to be held on June 30, 2016 at the offices of Allianz Global Investors Fund Management, LLC, 1633 Broadway, New York, NY 10019, at 10:00 a.m. (Eastern Time), and at any adjournment thereof. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Joint Annual Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2016. The Proxy Statement is also available at www.proxyonline.com/docs/AllianzGlAnnualMeeting.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Convertible & Income Fund – Preferred Shares

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL
		FOR	WITHHOLD
A.	Election of Trustees

	(01) Hans W. Kertess (Class I)	O	O

	(02) William B. Ogden, IV (Class I)	O	O

	(03) Barbara R. Claussen (Class I)	O	O

	(04) A. Douglas Eu (Class III)	O	O

	(05) Alan Rappaport (Class I)	O	O

	(06) James A. Jacobson (Class II)	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2016

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Common Shareholder of AllianzGI Convertible & Income Fund II hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Angela Borreggine, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Annual Meeting of Shareholders (the “Annual Meeting”) to be held on June 30, 2016 at the offices of Allianz Global Investors Fund Management, LLC, 1633 Broadway, New York, NY 10019, at 10:00 a.m. (Eastern Time), and at any adjournment thereof. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Joint Annual Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2016. The Proxy Statement is also available at www.proxyonline.com/docs/AllianzGlAnnualMeeting.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Convertible & Income Fund II – Common Shares

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL
		FOR	WITHHOLD
A.	Election of Trustees

	(01) William B. Ogden, IV (Class I)	O	O

	(02) Barbara R. Claussen (Class I)	O	O

	(03) A. Douglas Eu (Class III)	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2016

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Preferred Shareholder of AllianzGI Convertible & Income Fund II hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Angela Borreggine, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Annual Meeting of Shareholders (the “Annual Meeting”) to be held on June 30, 2016 at the offices of Allianz Global Investors Fund Management, LLC, 1633 Broadway, New York, NY 10019, at 10:00 a.m. (Eastern Time), and at any adjournment thereof. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Joint Annual Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2016. The Proxy Statement is also available at www.proxyonline.com/docs/AllianzGlAnnualMeeting.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Convertible & Income Fund II – Preferred Shares

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL
		FOR	WITHHOLD
A.	Election of Trustees

	(01) William B. Ogden, IV (Class I)	O	O

	(02) Barbara R. Claussen (Class I)	O	O

	(03) A. Douglas Eu (Class III)	O	O

	(04) Alan Rappaport (Class I)	O	O

	(05) James A. Jacobson (Class II)	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2016

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Common Shareholder of AllianzGI Diversified Income & Convertible Fund hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Angela Borreggine, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Annual Meeting of Shareholders (the “Annual Meeting”) to be held on June 30, 2016 at the offices of Allianz Global Investors Fund Management, LLC, 1633 Broadway, New York, NY 10019, at 10:00 a.m. (Eastern Time), and at any adjournment thereof. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Joint Annual Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2016. The Proxy Statement is also available at www.proxyonline.com/docs/AllianzGlAnnualMeeting.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Diversified Income & Convertible Fund – Common Shares

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL
		FOR	WITHHOLD
A.	Election of Trustees

	(01) Barbara R. Claussen (Class III)	O	O

	(02) A. Douglas Eu (Class II)	O	O

	(03) Hans W. Kertess (Class I)	O	O

	(04) William B. Ogden, IV (Class I)	O	O

	(05) Davey S. Scoon (Class I)	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2016

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Preferred Shareholder of AllianzGI Diversified Income & Convertible Fund – Preferred Shares hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Angela Borreggine, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Annual Meeting of Shareholders (the “Annual Meeting”) to be held on June 30, 2016 at the offices of Allianz Global Investors Fund Management, LLC, 1633 Broadway, New York, NY 10019, at 10:00 a.m. (Eastern Time), and at any adjournment thereof. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Joint Annual Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2016. The Proxy Statement is also available at www.proxyonline.com/docs/AllianzGlAnnualMeeting.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Diversified Income & Convertible Fund – Preferred Shares

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL
		FOR	WITHHOLD
A.	Election of Trustees

	(01) Barbara R. Claussen (Class III)	O	O

	(02) A. Douglas Eu (Class II)	O	O

	(03) Hans W. Kertess (Class I)	O	O

	(04) William B. Ogden, IV (Class I)	O	O

	(05) Davey S. Scoon (Class I)	O	O

	(06) Alan Rappaport (Class I)	O	O

	(07) James A. Jacobson (Class II)	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2016

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Common Shareholder of AllianzGI Equity & Convertible Income Fund hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Angela Borreggine, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Annual Meeting of Shareholders (the “Annual Meeting”) to be held on June 30, 2016 at the offices of Allianz Global Investors Fund Management, LLC, 1633 Broadway, New York, NY 10019, at 11:00 a.m. (Eastern Time), and at any adjournment thereof. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Joint Annual Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2016. The Proxy Statement is also available at www.proxyonline.com/docs/AllianzGlAnnualMeeting.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Equity & Convertible Income Fund – Common Shares

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL
		FOR	WITHHOLD
A.	Election of Trustees

	(01) Deborah A. DeCotis (Class III)	O	O

	(02) Bradford K. Gallagher (Class III)	O	O

	(03) Barbara R. Claussen (Class III)	O	O

	(04) A. Douglas Eu (Class II)	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2016

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Common Shareholder of AllianzGI NFJ Dividend, Interest & Premium Strategy Fund hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Angela Borreggine, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Annual Meeting of Shareholders (the “Annual Meeting”) to be held on June 30, 2016 at the offices of Allianz Global Investors Fund Management, LLC, 1633 Broadway, New York, NY 10019, at 1:30 p.m. (Eastern Time), and at any adjournment thereof. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Joint Annual Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2016. The Proxy Statement is also available at www.proxyonline.com/docs/AllianzGlAnnualMeeting.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund – Common Shares

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL
		FOR	WITHHOLD
A.	Election of Trustees

	(01) Deborah A. DeCotis (Class II)	O	O

	(02) Bradford K. Gallagher (Class II)	O	O

	(03) James A. Jacobson (Class II)	O	O

	(04) Barbara R. Claussen (Class II)	O	O

	(05) A. Douglas Eu (Class I)	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]